EVENTS AFTER THE REPORTING PERIOD	6 Months Ended
Jun. 30, 2018
EVENTS AFTER THE REPORTING PERIOD
EVENTS AFTER THE REPORTING PERIOD

16EVENTS AFTER THE REPORTING PERIOD

Exit from Italy Joint Venture

On July 3, 2018, VEON entered into an agreement with CK Hutchison for the sale of its 50% stake in the Italy Joint Venture. For further details, refer to Note 12.

Offer to acquire Pakistan and Bangladesh assets

On July 2, 2018, VEON submitted an offer to Global Telecom Holding S.A.E. (“GTH”) to acquire GTH’s operations in Pakistan and Bangladesh for consideration of US$2,550. The net assets of these operations are already consolidated within VEON’s financial statements. VEON will continue to hold its stake in the Algeria operations through GTH.

The consideration for the transaction is expected to be satisfied in part by VEON discharging and taking on debt, including bonds, of the GTH group in an amount of approximately US$1,600. The remainder of the consideration, anticipated to be approximately US$950, is expected to be paid in cash, some of which may be deferred.

The transaction is subject to approval by GTH shareholders at an extraordinary general meeting and certain regulatory approvals.

Interim dividend 2018 of US 12 cents per share approved by Supervisory Board

The Supervisory Board approved the distribution of an interim gross dividend of US 12 cents per share for 2018. The record date for the Company’s shareholders entitled to receive the interim dividend has been set for August 14, 2018. For ordinary shareholders at Euronext Amsterdam, the interim dividend of US 12 cents will be paid in euro.

Amsterdam, August 2, 2018

VEON Ltd.